SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

  Filed Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) OCTOBER 8, 1999



                           INTERLEUKIN GENETICS, INC.
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             (Exact name of registrant as specified in its charter)


                                      TEXAS
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                 (State or Other Jurisdiction of Incorporation)


          0-23413                                     94-3123681
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  (Commission File Number)                  (IRS Employer Identification No.)


 100 N.E. LOOP 410, SUITE 820, SAN ANTONIO, TEXAS             78216
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     (Address of Principal Executive Offices)               (Zip Code)


                                 (210) 349-6400
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  OTHER EVENTS.

         On October 8, 1999, Interleukin Genetics, Inc. (the "Company") announced that it had entered into a new arrangement with the University of Sheffield, U.K. ("Sheffield").

         The Company's Press Release issued on October 8, 1999 announcing the new arrangement with Sheffield is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         EXHIBIT NUMBER     DESCRIPTION

         Exhibit 99.1 Press Release issued by Interleukin Genetics, Inc. on October 8, 1999 regarding the new arrangement with the University of Sheffield (filed herewith)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   INTERLEUKIN GENETICS, INC.


                                   By /s/ U. SPENCER ALLEN
                                          U. Spencer Allen, Chief Financial
                                          Officer, Secretary and Treasurer


DATE: October 8, 1999


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